Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Acting Scout Inc. (the “Company”) on Form 10-KSB for the period ended May 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Blair Law, Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2007

By:	/s/ Blair Law
Blair Law
Chief Executive Officer
and Chief Financial Officer